Exhibit 32.1

Certification Pursuant to

18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Annual Report on Form 10-K of CTI Molecular Imaging, Inc. (the “Company”) for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (this “report”), I, Ronald Nutt, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) This report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RONALD NUTT

Ronald Nutt, Ph.D.
President and Chief Executive Officer

Date: December 10, 2004